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                                                                  EXHIBIT 24.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-42986) of Decora Industries, Inc. of our report dated June 28, 1996 relating to the consolidated financial statements of Decora Industries, Inc. which appears on page F-2 of this Annual Report on Form 10-K.



/s/ PRICE WATERHOUSE LLP
- --------------------------
    PRICE WATERHOUSE LLP



Syracuse, New York
June 28, 1996